Exhibit 99.1


                        RUSH FINANCIAL TECHNOLOGIES, INC.

   COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS


                                     CHARTER


I        Purposes

         The Board of Directors (the "Board") of Rush Financial Technologies, Inc. (the "Company") has established the Compensation and Management Development Committee (the "Committee") of the Board. The purposes of the Committee are to discharge the Board's responsibilities relating to:

         1.       The compensation of the Company's executive officers;

         2. The publishing in the annual proxy a report on executive compensation, and compliance with the compensation reporting requirements of the Securities and Exchange Commission, NASDAQ Exchange, and any other regulatory bodies;

         3.       Administering the Company's employee benefit plans;

         4. Formulating and monitoring the Company's overall employee compensation and benefits philosophy and strategy;

         5. Initiating a CEO and parent Company officer succession plan, including policies and principles for approval by the Board;

         6. Administering the Board approved succession plan under the direction of the Board; and

         7.       Conducting,  not less  than  annually,  an  initial  review of performance evaluations of the CEO and Management Committee officers, and reporting results and making recommendations to the Nominating and Corporate Governance Committee for final consideration and approval.
         .
The Committee shall have such additional powers, authority and duties as are described in this Charter, as are reasonably necessary to carry out the general purposes of this Charter and the plan documents referred to herein, and as may be assigned from time to time by the Board.

II       Composition

         The Committee will consist of a minimum of three (3) directors as determined by the Board. Unless the Board designates a chair of the committee,

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the members of the  committee may designate a chair by majority vote of the full committee membership. All members of the Committee at all times during his/her tenure on the Committee must meet the definition of:

         o A "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended;

         o An "outside director" within the meaning Section 162(m) of the Internal Revenue Code of 1986, as amended; and

         o An "independent director" within the meaning of the NASDAQ Exchange rules and regulations.

         In appointing members to the Committee, the Board shall keep in mind the following:

         o Whether an individual has sufficient time to commit to services to the Committee;

         o Whether an individual has experience or knowledge with setting compensation policies, procedures and programs, and the review and administration of executive and director compensation programs;

         o Whether an individual has a strong understanding of financial performance measurements; and

         o Whether an individual brings skills and abilities not otherwise possessed by other Committee members that would aid the Committee in the execution of its duties and responsibilities.

         The Board may remove or replace the chairperson and any other member of the Committee at any time.

III      Meetings

         The Committee customarily conducts a minimum of four (4) regularly scheduled meetings each year, including executive sessions, as needed.

         A majority of the Committee members will constitute a quorum. The Committee shall have the authority to act on the affirmative vote of a majority of members present at a meeting at which a quorum is present, and such act will be the act of the Committee.

         Attendance at meetings shall be permitted in person, by telephone conference call or other means which allows members to effectively interact with one another and fully discuss proposed actions, or in any other manner in which

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the Board is permitted  to meet under law or the  Company's  bylaws.  Any action permitted or required to be taken at a meeting of the Committee will be deemed the action of the Committee if the Committee members execute, either before or after the action is taken, a unanimous written consent and the consent is filed with the Company's Corporate Secretary.

         Regular meetings of the Committee shall be called according to the schedule for the year approved by the Committee. Special meetings of the Committee can be called by the Committee Chairman, a majority of the members of the Committee, the Chairman of the Board, or by a majority of the Board.

         The Chief Financial Officer, or such other officer as may from time to time be designated by the Committee, shall act as management liaison to the Committee and shall work with the Committee Chairman to prepare an agenda for regularly scheduled meetings. The Committee Chairman will make the final decision regarding the agenda for regularly scheduled meetings and shall develop the agenda for special meetings based on the information supplied by the party(ies) requesting the special meeting.

         The agenda and all materials to be reviewed at the meetings should be received by the Committee members as far in advance of the meeting day as practicable (which for regularly scheduled meetings will normally be five days).

         The office of the Corporate Secretary shall coordinate and be responsible for all mailings to the Committee members, to the extent practicable, and shall be responsible for recording accurate Minutes of all Committee meetings and distributing them to Committee members.

IV       Duties and Responsibilities

         The Committee shall have the following duties and responsibilities and the necessary power and authority, including budgetary and fiscal authority, to carry out such duties and responsibilities:

                             Executive Compensation

         o Periodically review the Company's compensation philosophy and how the pay programs align with philosophy, especially in relation to the Company's business goals and strategies, determine whether any change is needed or desired, and if so, modify and revise the Company's compensation philosophy or compensation programs, plans or awards accordingly.

         o Annually review market data to assess the Company's competitive position for each component of executive compensation (especially base salary, annual incentives, long-term incentives and benefits) by reviewing appropriate peer companies' market data compiled by third party consultants.

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         o     Approve,   subject   where   appropriate,    to   submission   to
               shareholders, all equity-related incentive compensation plans (including specific provisions) in which the Company officers and any others subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934 are participants, and perform such acts and duties as are necessary to administer such plans pursuant to their terms and conditions and in conformance with any further restrictions placed thereon by the Board, including, but not limited to the following:

               o Approving equity incentive guidelines and the general size of overall grants;

               o Approving specific grants to Company officers and any others subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934;

               o    Amending or interpreting the plans;

               o    Determining rules and regulations relating to the plans;

               o Designating categories of employees eligible to participate in the long-term incentive plans;

               o Imposing limitations, restrictions and conditions upon any award as the Committee deems appropriate; and

               o Establishing, maintaining, revising and rescinding rules and regulations relating to the Company's incentive plans.

         o Review annually and determine the individual elements of the total compensation and benefits paid to each of the Company's officers after (a) determining such compensation and benefits to be appropriate for the size of the Company and the scope and performance of the Officers' duties and responsibilities, (b)
               considering   the   recommendation   made  by  the  CEO  for  the
               compensation of such officers, and (c) reviewing the Board's evaluation, if any, of each such officer.

         o Approve, and periodically review the terms of any employment contract, severance agreement or change of control agreements for individuals or groups of employees.

         o Annually issue a report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company's proxy statement for its annual meeting of stockholders.

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                                CEO Compensation

         o Review annually and determine the individual elements of total compensation and benefits for the Chief Executive Officer after taking into consideration the following:

               o    the size of the Company;

               o    market data compiled by third-party consultants;

               o    the CEO's duties and responsibilities;

               o the performance of the CEO in meeting corporate goals and objectives; and

               o    such other criteria as the Committee deems appropriate.

         o Review and approve, annually, specific corporate goals and objectives relative to CEO compensation for the next year, and discuss with the entire Board;

         o After receiving from the full Board the year-end evaluation of the CEO in meeting the goals and objectives previously set for that year, determine the total compensation of the CEO based upon that evaluation.

         o     Recommend to the Board stock ownership requirements for the CEO.

                       Director and Committee Compensation

         o Periodically review and recommend to the full Board total compensation for each non-employee Director and Committees of the Board, and determine the terms and awards of any equity compensation for members of the Board.

          o Conduct an annual performance evaluation of the Committee and its members and submit the evaluation for review and evaluation by the Board.

          o Recommend to the Board stock ownership requirements for the Directors.

                  CEO and Senior Management Succession Planning

          o    Create a plan for CEO and parent company officer succession,  and
               development   of  potential  CEO  and  parent   company   officer
               candidates.

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          o    Periodically  review  the  effectiveness  of the plan for CEO and parent company officer succession, including critical evaluations of current executives and potential parent company officer candidates, for regular reporting and recommendations to the Nominating and Corporate Governance Committee.

          o At least annually, update the Board of Directors regarding the current succession plan.

V        General

         The Committee shall have the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or senior executive compensation. The Committee shall have sole authority to approve the consultant's fees and other retention terms and shall have authority to cause the Company to pay the fees and expenses of such consultants. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay the fees and expenses of such outside advisors.

         The Committee shall regularly report to the Board on its activities and decisions.

         The  Committee  members  will  commit  themselves,  through  the use of consultants, review of current publications, surveys or other pertinent data dealing with corporate director and/or officer compensation, to being knowledgeable and current in compensation, benefit and related issues.

         The Committee shall annually review and evaluate the Committee's Charter and recommend any necessary revisions to the full Board.


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